UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2009

HS3 TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-32289
(Commission File Number)

20-3598613
(IRS Employer Identification No.)

1800 Boulder Street – Suite 600, Denver, Colorado, USA 80211
(Address of principal executive offices and Zip Code)

(303) 455-2550
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01           Entry into a Material Definitive Agreement

Effective February 1, 2009, we entered into a debt conversion agreement with Bill Dickey, whereby Bill Dickey has agreed to loan our company $700,000. Pursuant to the terms of the debt conversion agreement, we agree to pay to Bill Dickey 15% interest per year or issue common shares at $0.10 of the principle and accrued interest. The conversion date of the debt is at the discretion of Bill Dickey.

Effective February 1, 2009, we entered into a financial consulting agreement with Bill Dickey, wherein Bill Dickey has agreed to provide, among other things, financial consulting services to our company for a period of 11 months. In consideration for agreeing to provide such consulting services, we have agreed to issue to Bill Dickey 1,000,000 shares of restricted common stock.

Item 3.02           Unregistered Sales of Equity Securities

Effective February 1, 2009, we issued to a consultant of our company 1,000,000 shares of restricted common stock pursuant to a financial consulting agreement. The shares were issued to one (1) U.S. Person (as that term is defined in Regulation S of the Securities Act of 1933) relying upon relying upon Rule 506 of Regulation D of the Securities Act of 1933.

Item 5.02           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 1, 2009, Mark Lana resigned his position as president of our company. Mr. Lana remains as chief executive officer, treasurer, secretary and a director.

On February 1, 2009 Robert Morrison resigned his position as chief operating officer and was appointed president of our company.

On February 1, 2009, William Dickey was appointed chief operating officer of our company.

William Dickey was executive vice president, chief operating office and director of the general partner of TransMontaigen Partners L.P. from 2005 to 2008 and was an executive vice president and chief operating officer of TransMontaigne from 2000 to 2008. From January 1999 until May 2000, Mr. Dickey was a vice president of TEPPCO Partners, LLP. From 1994 to 1998, Mr. Dickey served as vice president and chief financial officer of Associated Natural Gas, Inc. and its successor, Duke Energy Field Services.

Mr. Dickey has a Bachelor of Science in Accounting from the New Mexico State University.

There are no family relationships among our directors or executive officers.

Item 7.01           Regulation FD Disclosure

On February 25, 2009, we issued a news release announcing the appointment of William Dickey as Chief Operating Officer of our company.

On February 26, 2009, we issued a news release announcing that we have signed an exclusive contract with the American Humane Association to provide video monitoring for its American Human Certified™ program.

Item 9.01           Financial Statements and Exhibits

10.1	Debt Conversion Agreement between our company and Bill Dickey effective February 1, 2009

10.2	Financial Consulting Agreement between our company and Bill Dickey effective February 1, 2009

99.1	News Release dated February 25, 2009

99.2	News Release dated February 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HS3 TECHNOLOGIES INC.

/s/ Mark Lana
Mark Lana
Chief Executive Officer and Director

February 26, 2009